UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 23, 2008

INDEPENDENT FILM DEVELOPMENT CORPORATION
(Name of small business issuer specified in its charter)

Nevada	000-53103	56-2676759
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

190 N Canon Drive suite 420
Beverly Hills, CA  90210
(Address of principal executive offices)

(310) 275-0089
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events Item 9.01 Exhibits

SIGNATURES

Item 8.01  Other Events

(a)

The Issuer released an announcement on July 24, 2008, of the signing of a definitive agreement to purchase 299 million shares of Not By sight Entertainment, Inc. (Pink Sheets: AECS) in exchange for 747,500 shares of company common stock.

Item 9.01  Exhibits

1.

Announcement, dated July 24, 2008

2.

Share purchase agreement between Not by Sight Entertainment and Independent Film Development Corporation dated July 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT FILM DEVELOPMENT CORPORATION

Date: July 24, 2008	/s/ George Ivakhnik
George Ivakhnik
Chief Financial Officer

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